SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2002

                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)

             Delaware                001-16783              95-4097995
  (State or Other Jurisdiction      (Commission           (IRS Employer
        of Incorporation)           File Number)        Identification No.)

                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)

                                 (310) 571-6500
                         (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant issued on May 13, 2002, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

          99.1 Press Release, dated May 13, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 13, 2002                          VCA ANTECH, INC.


                                      By: /S/ TOMAS W. FULLER
                                         --------------------------------------
                                            Tomas W. Fuller,
                                            Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBITS

99.1    Press Release, dated May 13, 2002.